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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 31, 2002
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                Date of report (Date of earliest event reported)




                              SUPERIOR TELECOM INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-12261                    58-2248978
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)



            ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (201) 549-4400
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          Former name or former address, if changed since last report



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 31, 2002, Superior TeleCom Inc. (the "Company"), based on the recommendation of the Audit Committee of the Company's Board of Directors, appointed Deloitte & Touche LLP to serve as the Company's independent public accountants for the year ending December 31, 2002.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

         Exhibit 99 -- Press  release,  dated May 31, 2002, of Superior  TeleCom
Inc.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUPERIOR TELECOM INC.



Date:    June 3, 2002                      By /s/ David S. Aldridge
                                                 Name:  David S. Aldridge
                                                 Title:  Chief Financial Officer












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                                  EXHIBIT INDEX

Exhibit
Number            Description
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    99            Press release, dated May 31, 2002, of Superior TeleCom Inc.















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